EXHIBIT 24.2

                                POWER OF ATTORNEY

      Each person whose signature appears below authorizes Herbert L. Henkel, David W. Devonshire and Patricia Nachtigal, or any of them, to execute in the name of each such person who is then a trustee of Ingersoll-Rand Financing II or Ingersoll-Rand Financing III (collectively, the "Trusts", and each a "Trust") and to file a Registration Statement on Form S-3 relating to (i)common stock, preference stock, stock purchase contracts, stock purchase units, guarantees of trust preferred securities, depositary shares, debt securities of Ingersoll-Rand Company and securities exchangeable for or convertible into securities of the Company or third parties, and (ii) trust preferred securities of each Trust, and any amendments thereto (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933(and all further amendments including post-effective amendments thereto)) in each case necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statements, which amendments may make such changes in such Registration Statements as such attorney may deem appropriate.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons in the capacities indicated on August 2, 2001.

                                           INGERSOLL-RAND FINANCING II

                                           By: /s/ Patricia Nachtigal
                                               ---------------------------------
                                                         Trustee

                                           By:  /s/ Ronald Heller
                                               ---------------------------------
                                                         Trustee

                                           By: /s/ Nancy Casablanca
                                               --------------------
                                                         Trustee


                                           INGERSOLL-RAND FINANCING III

                                           By: /s/ Patricia Nachtigal
                                               ---------------------------------
                                                         Trustee

                                           By: /s/ Ronald Heller
                                               ---------------------------------
                                                         Trustee
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                                           By: /s/ Nancy Casablanca
                                               ---------------------------------
                                                         Trustee